UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 12, 2008
AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 459-4450

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     AFC Enterprises, Inc. (the “Company”) has previously announced that its Board of Directors has authorized repurchases of up to $165 million of the Company’s common stock. As of February 22, 2008, the remaining value of shares that may be repurchased under the program was $56.4 million. Pursuant to this repurchase program, the Company has today entered into an accelerated stock repurchase agreement with a financial institution to repurchase $15 million of common stock.
     Under the agreement, the financial institution will borrow and deliver to the Company on March 13, 2008, approximately 1.956 million shares of common stock, and upon completion of the transaction, there will be an adjustment so that the Company will receive in total $15 million of shares, based on a volume weighted average price for the common stock during a stated period, minus an agreed discount. The Company may undertake additional repurchases of its common stock in the open market, either before or after completion of the accelerated stock repurchase transaction.
     A copy of the accelerated stock repurchase agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
     On March 12, 2008, the Company reported results for its fiscal year 2007 ended December 30, 2007. The Company also announced a new strategic plan designed to enhance shareholder value and leverage the Popeyes brand through expanded marketing and menu offerings in addition to improving the guest experience and unit economics. A key component of the strategic plan is the commencement of a process to identify experienced and qualified franchisees to purchase company-operated restaurants. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Accelerated Stock Repurchase Agreement by and between AFC Enterprises, Inc. and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch dated March 12, 2008.

99.1	Press Release dated March 12, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: March 12, 2008	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary